UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 16, 2023

Date of Report (Date of earliest event reported)

Nubia Brand International Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41323	87-1993879
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13355 Noel Rd, Suite 1100 Dallas, TX	75240
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 918-5120

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one-half of one Redeemable Warrant	NUBIU	The Nasdaq Capital Market LLC
Common Stock, par value $0.0001 per share	NUBI	The Nasdaq Capital Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	NUBIW	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The Merger Agreement

On February 16, 2023, Nubia Brand International Corp. (the “Registrant” or the “Nubia”) entered into a Merger Agreement (the “Merger Agreement”) by and among Honeycomb Battery Company, an Ohio corporation (the “Company” or “Honeycomb”) ), the Registrant, and Nubia Merger Sub, Inc., an Ohio corporation (“Merger Sub”) and wholly-owned subsidiary of the Registrant, pursuant to which Merger Sub will merge with and into the Company (the “Merger”) with the Company as the surviving corporation of the Merger and becoming a wholly-owned subsidiary of Nubia. In connection with the Merger, Nubia will change its name to “Honeycomb Battery Company” or such other name designated by the Company by notice to Nubia, which is referred to herein as the “Combined Company.” The board of directors of Nubia (the “Nubia Board”) has unanimously (i) approved and declared advisable the Merger Agreement, the Merger and the other transactions contemplated thereby (collectively, the “Transactions”) and (ii) resolved to recommend approval of the Merger Agreement and related matters by the stockholders of the Registrant. The description of the Merger Agreement in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Merger Consideration

The Merger Agreement provides for Nubia to issue to the Honeycomb shareholders aggregate consideration of 70,000,000 shares of the Combined Company’s common stock (the “Closing Merger Consideration Shares”) at the effective time of the Merger Agreement (the “Effective Time”), plus up to an additional 22,500,000 shares of the Combined Company’s common stock (the “Earnout Shares”) upon the occurrence of the following events (or earlier upon a change of control of Nubia but subject to (and only to the extent that) the valuation of Nubia common stock implied by such change of control transaction meeting the respective VWAP (as defined below) thresholds set forth below):

(i) 5,000,000 Earnout Shares if, over any ten (10) trading days within any thirty (30) trading day period from and after the date that is thirty (30) days following the closing date of the Transactions (the “Closing Date”) until the second anniversary of the Closing Date, the VWAP of the shares of Nubia’s Class A common stock is greater than or equal to $12.50 per share (subject to any adjustment pursuant to the Merger Agreement);

(ii) 7,500,000 Earnout Shares if, over any ten (10) trading days within any thirty (30) trading day period from and after the date that is one hundred eighty (180) days following the Closing Date until the date that is forty-two (42) months following the Closing Date, the VWAP of the shares of Nubia’s Class A common stock is greater than or equal to $15.00 per share (subject to any adjustment pursuant to the Merger Agreement); and

(iii) 10,000,000 Earnout Shares if over any ten (10) trading days within any thirty (30) trading day period from and after the date that is one hundred eighty (180) days following the Closing Date until the fourth anniversary of the Closing Date, the VWAP of the shares of Nubia’s Class A common stock is greater than or equal to $25.00 per share (subject to any adjustment pursuant to the Merger Agreement).

For purposes of the foregoing,  “VWAP” means, for any security as of any date(s), the dollar volume-weighted average price for such security on the principal securities exchange or securities market on which such security is then traded during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its “HP” function (set to weighted average) or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported by OTC Markets Group Inc. If the VWAP cannot be calculated for such security on such date(s) on any of the foregoing bases, the VWAP of such security on such date(s) shall be the fair market value per share on such date(s) as reasonably determined by Nubia.

In accordance with the terms and subject to the conditions of the Merger Agreement, each share of Honeycomb’s common stock outstanding immediately prior to the Effective Time will be converted into the right to receive its allocable portion of the Closing Merger Consideration Shares and the Earnout Shares, if any.

Representations and Warranties

The Merger Agreement contains customary representations and warranties of the parties thereto with respect to, among other things, (i) entity organization, good standing and qualification, (ii) capital structure, (iii) authorization to enter into the Merger Agreement, (iv) compliance with laws and permits, (v) taxes, (vi) financial statements and internal control over financial reporting, (vii) real and personal property, (viii) material contracts, (ix) environmental matters, (x) absence of changes, (xi) employee matters, (xii) litigation, and (xiii) brokers and finders.

Covenants

Conduct of Business Pending the Business Combination

Each of Honeycomb and Nubia have agreed that, except as expressly contemplated by the Merger Agreement or the other agreements related thereto (the “Additional Agreements”), as required by law, or as consented to in writing by the other (which consent shall not be unreasonably conditioned, withheld, or delayed), from the date of the Merger Agreement until the earlier of the Closing Date and the termination of the Merger Agreement in accordance with its terms, each party must:

(i)	conduct its business only in the ordinary course (including the payment of accounts payable and the collection of accounts receivable), consistent with past practices,

(ii)	duly and timely file all tax returns required to be filed (or obtain a permitted extension with respect thereto) and pay any and all taxes due and payable during such time period,

(iii)	duly observe and comply with all applicable laws, and

(iv)	use its commercially reasonable efforts to preserve intact in all material respects its business organization, assets, permits (with respect to Honeycomb only), properties, and material business relationships with employees, clients, suppliers, contract manufacturing organizations, contract research organizations and other third parties.

In addition, except as expressly contemplated by the Merger Agreement or the Additional Agreements, as required by applicable law, or as previously disclosed, from the date of the Merger Agreement until the earlier of the Closing Date and the termination of the Merger Agreement in accordance with its terms, without the other’s prior written consent (which shall not be unreasonably conditioned, withheld or delayed), neither Honeycomb nor Nubia shall, or permit its subsidiaries to, among other things:

(i)	amend, modify, or supplement its governing documents;

(ii)	amend, waive any provision of, terminate prior to its scheduled expiration date, or otherwise compromise in any way or relinquish any material right under any material contract;

(iii)	other than in the ordinary course of business, modify, amend, or enter into any contract, agreement, lease, license, or commitment, including for capital expenditures, that extends for a term of one year or more or obligates the payment by Honeycomb or Nubia, as applicable, of more than $200,000 (individually or in the aggregate);

(iv)	make any capital expenditures in excess of $500,000 (individually or in the aggregate);

(v)	sell, lease, license or otherwise dispose of any of its material assets, except pursuant to existing contracts or commitments disclosed in the Merger Agreement or in the ordinary course of business;

(vi)	solely in the case of Honeycomb, sell, exclusively license, abandon, permit to lapse, assign, transfer, or otherwise dispose of any intellectual property owned by Honeycomb;

(vii)	solely in the case of Honeycomb, permit any material registered owned intellectual property to go abandoned or expire for failure to make an annuity or maintenance fee payment, or file any necessary paper or action to maintain such rights;

(viii)	(A) pay, declare, or set aside any dividends, distributions or other amounts with respect to its capital stock or other equity securities; (B) pay, declare or promise to pay any other amount to any stockholder or other equity holder in its capacity as such; or (C) amend any term, right or obligation with respect to any outstanding shares of its capital stock or other equity securities;

(ix)	(A) make any loan, advance or capital contribution to, or guarantee for the benefit of, any person or entity; (B) incur any indebtedness including drawings under the lines of credit, if any, other than (1) loans evidenced by promissory notes made by Nubia as working capital advances and (2) intercompany indebtedness; or (C) repay or satisfy any indebtedness, other than the repayment of indebtedness in accordance with the terms thereof;

(x)	suffer or incur any lien, except for permitted liens, on its assets;

(xi)	delay, accelerate or cancel, or waive any material right with respect to, any receivables or Indebtedness owed to it, or write off or make reserves against the same (other than, in the case of Honeycomb, in the ordinary course of business);

(xii)	merge or consolidate or enter a similar transaction with, or acquire all or substantially all of the assets or business of, any other person or entity, make any material investment in any person or entity, or be acquired by any other person;

(xiii)	terminate or allow to lapse any insurance policy protecting any of Honeycomb’s, its subsidiaries’, or Nubia’s, as applicable, assets, unless simultaneously with such termination or lapse, a replacement policy underwritten by an insurance company of nationally recognized standing having comparable deductions and providing coverage equal to or greater than the coverage under the terminated or lapsed policy for substantially similar premiums or less is in full force and effect;

(xiv)	adopt any severance, retention, or other employee benefit plan or fail to continue to make timely contributions to each such plan in accordance with the terms thereof;

(xv)	institute, settle or agree to settle any legal action, litigation, suit, claim, hearing, proceeding or investigation before any governmental authority in excess of $250,000 (exclusive of any amounts covered by insurance) or that imposes injunctive or other non-monetary relief on such party;

(xvi)	except as required by GAAP, make any material change in its accounting principles, methods or practices or write down the value of its assets;

(xvii)	change its principal place of business or jurisdiction of organization;

(xviii)	issue, redeem or repurchase any capital stock, membership interests or other securities, or issue any securities exchangeable for or convertible into any shares of its capital stock or other securities, other than any redemption by Nubia of shares of common stock held by its public stockholders as contemplated under the Merger Agreement;

(xix)	(A) make, change, or revoke any material tax election; (B) change any method of accounting other than as required under GAAP or Public Company Accounting Oversight Board rules or requirements; (C) settle or compromise any material claim, notice, audit report or assessment in respect of taxes; (D) enter into any tax allocation, tax sharing, tax indemnity or other closing agreement relating to any taxes; or (E) surrender or forfeit any right to claim a tax refund;

(xx)	enter into any transaction with or distribute or advance any material assets or property to any of its affiliates, other than the payment of salary and benefits in the ordinary course;

(xxi)	solely in the case of Honeycomb, other than as required by any employee benefit or compensation plans, policies, programs, arrangements or payroll practices (each, a “Plan”), (A) increase or change the compensation or benefits of any employee or service provider, (B) accelerate the vesting or payment of any compensation or benefits of any employee or service provider, (C) enter into, amend or terminate any Plan (or any plan, program, agreement or arrangement that would be a Plan if in effect on the date hereof) or grant, amend or terminate any awards thereunder, (D) fund any payments or benefits that are payable or to be provided under any Plan, (E) make any loan to any present or former employee or other individual service provider, other than advancement of expenses in the ordinary course of business consistent with past practices, or (F) enter into, amend or terminate any collective bargaining agreement or other agreement with a labor union or labor organization;

(xxii)	fail to duly observe and conform to any applicable laws and orders;

(xxiii)	authorize, recommend, propose, or announce an intention to adopt, or otherwise effect, a plan of complete or partial liquidation, dissolution, restructuring, recapitalization, reorganization, or similar transaction involving it or any subsidiary; or

(xxiv)	enter into any agreement or otherwise agree or commit to take, or cause to be taken, any of the foregoing.

Other Covenants of the Parties

The Merger Agreement contains certain additional covenants of Nubia and Honeycomb, including covenants regarding:

(i)	providing the other with reasonable access to its properties and books and records;

(ii)	notifying the other of any occurrence of any fact or circumstance that constitutes or results, or would reasonably be expected to constitute or result, in a material adverse effect with respect to such party;

(iii)	notifying the other of any legal action, litigation, suit, claim, hearing, proceeding or investigation before any governmental authority relating to, involving, or otherwise affecting it, its stockholders, or their equity, assets, or business, or that relate to the consummation of the Transactions, or any notice or other communication from any governmental authority in connection with the Transactions;

(iv)	cooperating in the preparation of this proxy statement and in all other public announcements and filings;

(v)	Honeycomb’s delivery to Nubia of financial statements and other financial information;

(vi)	Nubia maintaining the director and officer indemnity provisions of Honeycomb for six years following closing;

(vii)	Nubia ensuring that it remains listed as a public company on, and that its securities are listed and tradable over, Nasdaq through the Closing Date;

(viii)	that Nubia use its reasonable best efforts to cause its initial listing application with Nasdaq in connection with the Transactions to be approved;

(ix)	Nubia calling and hold a meeting of its stockholders to adopt the Merger Agreement and approve the Business Combination and the other matters presented to Nubia’s stockholder for approval or adoption at the Nubia Special Meeting; and

(x)	Honeycomb obtaining the written consent of the requisite voting power of its stockholders approving the Merger Agreement.

Non-Solicitation Restrictions

Nubia and Honeycomb have each agreed that, from the date of the Merger Agreement to the Closing Date, it will not take, nor will it permit any of its representatives to, encourage or initiate any negotiations with, or enter into any agreement with, any party in connection with a business combination other than with the other or take any other action intended or designed to facilitate the efforts to do so. Each of Nubia and Honeycomb has also agreed to be responsible for any acts or omissions of any of its respective representatives that, if they were the acts or omissions of the Nubia or Honeycomb, as applicable, would be deemed a breach of the party’s obligations with respect to these non-solicitation restrictions.

Conditions to Closing

The consummation of the Transactions is conditioned upon customary closing conditions including:

(i)	no governmental authority having enacted, issued, promulgated, enforced or entered any law or order that is then in effect that makes the Transactions illegal or otherwise prohibits consummation of the Transactions;

(ii)	no legal action having been commenced or asserted in writing (and not orally) by any governmental authority to enjoin or otherwise materially restrict the consummation of the Closing;

(iii)	the approval of the Merger Agreement by the requisite vote of the stockholders of Honeycomb;

(iv)	each of the proposals being considered at the Nubia Special Meeting having been approved by Nubia’s stockholders;

(v)	the Combined Company’s initial listing application filed with Nasdaq in connection with the Transactions having been approved;

(vi)	the proxy statement having been cleared by the Securities and Exchange Commission (the “SEC”);

(vii)	each party to the Merger Agreement having performed or complied with the provisions of the Merger Agreement applicable to it, subject to agreed-upon standards;

(viii)	the truth and accuracy of each party’s representations and warranties included in the Merger Agreement, subject to agreed-upon standards;

(ix)	the absence of any material adverse effect with respect to a party to the Merger Agreement;

(x)	the receipt by each of Nubia and Honeycomb of a certificate, dated as of the Closing, signed by the Chief Executive Officer of the other, certifying the compliance with various closing conditions;

(xi)	the execution by the relevant party or parties of the Additional Agreements;

(xii)	Honeycomb having provided all required third party consents;

(xiii)	the requisite stockholders of Honeycomb having entered into a Company Lock-Up Agreement (as defined below) with respect to such holder’s shares of the Combined Company’s common stock;

(xiv)	the second amended and restated certificate of incorporation of the Combined Company having been filed with the Delaware Secretary of State and become effective;

(xv)	Honeycomb and Nubia will have received a certificate, dated as of the Closing Date, from the Secretary of the other certifying certain matters;

(xvi)	each requisite party, as applicable, will have executed and delivered to the other party a copy of each Additional Agreement to which they are a party;

(xvii)	the receipt by Honeycomb of the resignations of Nubia’s directors;

(xviii)	the shareholders of Honeycomb shall satisfy the “control” requirements of Section 368(c) of the Code in connection with the Merger; and

(xix)	the post-Effective Time Combined Company’s board of directors and the Honeycomb board of directors being in compliance with the size and composition requirements of the Merger Agreement.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including, without limitation:

(i)	by the mutual written consent of the parties;

(ii)	by either Nubia or Honeycomb if the Closing does not occur on or prior to September 15, 2023 (the “Outside Termination Date”), unless the breach of any covenants or obligations under the Merger Agreement by the party seeking to terminate (or, in the case of Nubia, by Merger Sub) proximately caused the failure to consummate the Transactions by the applicable date;

(iii)	by either Nubia or Honeycomb if any governmental authority shall have issued an order, enacted a law, or taken any other action that has the effect of making the Transactions illegal or permanently restraining, enjoining, or otherwise prohibiting the consummation of the Transactions and such law, order or other action shall have become final and nonappealable, unless the failure by such party or its affiliates to comply with any provision of the Merger Agreement was a substantial cause of, or substantially resulted in, such action by such governmental authority;

(iv)	by Nubia, subject to certain exceptions, if Honeycomb has breached any of its representations, warranties, covenants, or agreements in the Merger Agreement and such breach cannot be cured at all or within the earlier of (A) 30 days after written notice thereof and (B) the Outside Termination Date;

(v)	by Nubia, subject to certain exceptions, if Honeycomb does not receive the required stockholder approval of the Merger Agreement within five business days after the date when the proxy statement is cleared by the SEC; and

(vi)	by Honeycomb, subject to certain exceptions, if Nubia or Merger Sub has breached any of its representations, warranties, covenants, or agreements in the Merger Agreement and such breach cannot be cured at all or within the earlier of (A) 30 days after written notice thereof and (B) the Outside Termination Date.

If the Merger Agreement is validly terminated, none of the parties to the Merger Agreement will have any liability or any further obligation under the Merger Agreement other than customary confidentiality obligations, except in the case of a willful breach of any covenant or agreement under the Merger Agreement or fraud.

Certain Related Agreements

Contribution Agreement

Honeycomb and Global Graphene Group, Inc., a Delaware corporation and the parent of Honeycomb (“G3”), will enter into the Contribution Agreement (the “Contribution Agreement”) pursuant to which, among other things, G3 will contribute and transfer all its right, title and interest in, to and under certain assets and Honeycomb will assume certain liabilities as more specifically set forth thereunder. The parties intend that such contribution will qualify as a transaction described in Section 351(a) of the Code and the Treasury Regulations promulgated thereunder. The foregoing description of the Contribution Agreement is qualified in its entirety by reference to the full text of the form of Contribution Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Supply and License Agreement

Honeycomb and G3 will enter into the Supply and License Agreement (the “Supply and License Agreement”) pursuant to which, among other things, G3 will sell to Honeycomb certain graphene and graphite products and license certain intellectual property to Honeycomb as more specifically set forth thereunder. The foregoing description of the Supply and License Agreement is qualified in its entirety by reference to the full text of the form of Supply and License Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Shared Services Agreement

Honeycomb and G3 will enter into the Shared Services Agreement (the “Shared Services Agreement”) pursuant to which, among other things, G3 will continue to provide Honeycomb with certain operational and other support services, including assigning certain employees to work for Honeycomb to provide support to Honeycomb’s operations and sending its employees to Honeycomb on a short-term basis to provide support, and sharing the use of certain equipment, administrative office space, production space, laboratory space and loading space. In exchange for receipt of such services and uses, the Shared Services Agreement contemplates that the parties will pay fees to each other as more specifically set forth thereunder. The foregoing description of the Shared Services Agreement is qualified in its entirety by reference to the full text of the form of Shared Services Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K, and incorporated herein by reference.

Company Support Agreement

In connection with the execution of the Merger Agreement, G3 and Honeycomb entered into the Company Support Agreement (the “Company Support Agreement”) pursuant to which, among other things, each of G3 and certain requisite G3 securityholders have agreed to vote in favor of the approval of the Merger Agreement, approval of the business combination and the other transactions contemplated by the Merger Agreement. The foregoing description of the Company Support Agreement is qualified in its entirety by reference to the full text of the Company Support Agreement, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K, and incorporated herein by reference.

Parent Support Agreement

In connection with the execution of the Merger Agreement, Mach FM Acquisitions LLC, a Delaware limited liability company (the “Sponsor”), Honeycomb and Nubia entered into the Parent Support Agreement (the “Parent Support Agreement”) pursuant to which the Sponsor agreed (i) to vote the shares of Nubia common stock held by them in favor of the approval and adoption of the Merger Agreement and the transactions contemplated thereunder, (ii) to not transfer, during the term of the Parent Support Agreement, any Nubia common stock owned by them, and (iii) to not transfer any Nubia common stock held by them in accordance with the lock-up provisions set forth in Nubia’s final prospectus filed with the U.S. Securities and Exchange Commission on June 14, 2021. The foregoing description of the Parent Support Agreement is qualified in its entirety by reference to the full text of the Parent Support Agreement, a copy of which is filed as Exhibit 10.5 to this Current Report on Form 8-K, and incorporated herein by reference.

Company Lock-Up Agreement

Honeycomb and G3 will enter into the Company Lock-Up Agreement (the “Company Lock-Up Agreement”) pursuant to which, among other things, G3 will agree to the restriction of the sale, transfer or other disposition of certain of the shares it will received at the Closing in connection with the business combination, subject to certain exceptions. The foregoing description of the Company Lock-Up Agreement is qualified in its entirety by reference to the full text of the Company Lock-Up Agreement, a copy of which is filed as Exhibit 10.6 to this Current Report on Form 8-K, and incorporated herein by reference.

The Merger Agreement and other agreements described above have been included to provide investors with information regarding their respective terms. They are not intended to provide any other factual information about the Registrant or the Company or the other parties thereto. In particular, the assertions embodied in the representations and warranties in the Merger Agreement were made as of a specified date, are modified or qualified by information in one or more confidential disclosure letters prepared in connection with the execution and delivery of the Merger Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about the Registrant, the Company or the other parties thereto at the time they were made or otherwise and should only be read in conjunction with the other information that the Registrant makes publicly available in reports, statements and other documents filed with the SEC. The Registrant’s and the Company’s investors and securityholders are not third-party beneficiaries under the Merger Agreement.

Item 7.01 Regulation FD Disclosure.

On February 16, 2023, the Registrant and the Company issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is furnished hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1, attached hereto will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor will it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that are not historical facts and are forward-looking statements within the meaning of the federal securities laws with respect to the proposed Transactions between Nubia and Honeycomb. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “think,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “seeks,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the proposed Transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the Combined Company or the expected benefits of the proposed Transactions or that the approval of the shareholders of Nubia or Honeycomb is not obtained; (iii) the outcome of any legal proceedings that may be instituted against Honeycomb or Nubia following announcement of the proposed Transactions; (iv) failure to realize the anticipated benefits of the proposed Transactions; (v) risks relating to the uncertainty of the projected financial information with respect to Honeycomb; (vi) risks related to the performance of Honeycomb’s batteries; (vii) the extent to which original equipment manufacturers may elect to pursue other battery cell technologies; (viii) risks related to the safety of Honeycomb’s high-capacity anode and high-energy solid-state battery technology, for which only preliminary safety testing has occurred and for which additional and extensive safety testing will need to occur prior to being installed in electric vehicles; (ix) risks related to any substantial increases in the prices for Honeycomb’s raw materials and components, some of which are obtained from a limited number of sources where demand may exceed supply; (x) consumers’ willingness to adopt electric vehicles; (xi) risks related to Honeycomb being an early-stage company with a history of financial losses that expects to incur significant expenses and continuing losses for the foreseeable future; (xii) the possibility that Honeycomb may require additional capital to support business growth, and that this capital might not be available on commercially reasonable terms or at all; (xiii) Honeycomb’s heavy reliance on owned intellectual property, which includes patent rights, trade secrets, copyright, trademarks, and know-how, and its ability to protect and maintain access to these intellectual property rights; (xiv) risks related to the intentional disruption, security breaches and other security incidents, or alleged violations of laws, regulations, or other obligations relating to data handling of Honeycomb’s technology and its website, systems, and data it maintains; (xv) the amount of redemption requests made by Nubia’s public stockholders; (xvi) the ability of Nubia or the Combined Company to issue equity or equity-linked securities in connection with the proposed transactions or in the future; (xvii) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; (xviii) the impact of the global COVID-19 pandemic on Honeycomb, Nubia, the Combined Company’s projected results of operations, financial performance or other financial metrics, or on any of the foregoing risks; and (xix) those factors discussed in Nubia’s filings with the SEC and that will be contained in the proxy statement relating to the proposed Transactions.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the preliminary proxy statement and the amendments thereto, the definitive proxy statement, and other documents to be filed by Nubia from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while Nubia and Honeycomb may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Neither of Nubia or Honeycomb gives any assurance that Nubia or Honeycomb, or the Combined Company, will achieve its expectations. These forward-looking statements should not be relied upon as representing Nubia’s or Honeycomb’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Important Information for Investors and Stockholders

This document relates to a proposed transaction between the Registrant and the Company. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor will there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The Registrant intends to file relevant materials with the SEC, including a proxy statement (that includes a preliminary proxy statement, and when available, a definitive proxy statement). Promptly after filing its definitive proxy statement with the SEC, the Registrant will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the Special Meeting relating to the transaction. The Registrant also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of the Registrant are urged to read the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by the Registrant with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov).

Participants in the Solicitation

Nubia and its directors and executive officers may be deemed participants in the solicitation of proxies from Nubia’s stockholders with respect to the business combination. Information about Nubia’s directors and executive officers and a description of their interests in Nubia will be included in the proxy statement for the proposed transaction and be available at the SEC’s website (www.sec.gov). Additional information regarding the interests of such participants will be contained in the proxy statement for the proposed transaction when available.

The Company and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Nubia in connection with the proposed business combination. Information about the Company’s directors and executive officers and information regarding their interests in the proposed transaction will be included in the proxy statement for the proposed transaction.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor will there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
2.1*	Merger Agreement, dated February 16, 2023, by and among Nubia Brand International Corp., Honeycomb Battery Company, and Nubia Merger Sub, Inc.

10.1	Form of Contribution Agreement

10.2	Form of Supply and License Agreement

10.3	Form of Shared Services Agreement

10.4	Company Support Agreement, dated February 16, 2023, by and between Global Graphene Group, Inc. and Honeycomb Battery Company.

10.5	Parent Support Agreement, dated February 16, 2023, by and between Mach FM Acquisitions LLC, Honeycomb Battery Company and Nubia Brand International Corp.

10.6	Company Lock-Up Agreement, dated February 16, 2023, by and between Global Graphene Group, Inc. and Honeycomb Battery Company

99.1	Press Release dated February 16, 2023

104	Cover page interactive data file (inbeddded within the Inline XBRL document)

*	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated February 17, 2023

NUBIA BRAND INTERNATIONAL CORP.

By:	/s/ Jaymes Winters
Name:	Jaymes Winters
Title:	Chief Executive Officer